UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2026

iRhythm Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

699 8th Street, Suite 600

San Francisco, California 94103

(Address of principal executive office) (Zip Code)

(415) 632-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 12, 2026, iRhythm Technologies, Inc., a Delaware corporation (“iRhythm”), implemented a corporate holding company structure that resulted in the formation of a new parent holding company (the “Holding Company Transaction”) pursuant to an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated as of January 12, 2026, by and among iRhythm, iRhythm Holdings, Inc. (f/k/a LTCM Holdings, Inc.), a Delaware corporation (“iRhythm Holdings”), and LTCM Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of iRhythm Holdings (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into iRhythm, with iRhythm continuing as the surviving corporation and a wholly owned subsidiary of iRhythm Holdings (the “Merger”). Following the Merger, iRhythm Holdings became the successor issuer to iRhythm. This Current Report on Form 8-K is being filed for the purpose of establishing iRhythm Holdings as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of iRhythm Holdings common stock, par value $0.001 per share (“iRhythm Holdings Common Stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Transaction

On January 12, 2026, iRhythm completed the Holding Company Transaction by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (as amended, the “DGCL”), which provides for the formation of a holding company (i.e., iRhythm Holdings) without a vote of the stockholders of the constituent corporation (i.e., iRhythm). At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Merger Sub ceased and (ii) each share of iRhythm common stock, par value $0.001 per share (“iRhythm Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of iRhythm Holdings Common Stock having the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as a share of iRhythm Common Stock immediately prior to consummation of the Holding Company Transaction. The conversion of stock occurred automatically without an exchange of stock certificates.

Further, at the Effective Time, each outstanding stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that was based on the value of, iRhythm Common Stock or other equity securities of iRhythm (including, but not limited to, the Convertible Notes, as defined below), became a stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that was based on the value of, the same number of shares of iRhythm Holdings Common Stock or other equity securities of iRhythm Holdings, respectively, under the same terms and conditions.

Accordingly, each stockholder of iRhythm immediately before the Effective Time owned, immediately after the Effective Time, shares of iRhythm Holdings Common Stock in the same amounts and percentages as such stockholder owned in iRhythm immediately prior to the Effective Time. The Holding Company Transaction is intended to be a tax-free transaction, such that iRhythm stockholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of iRhythm Common Stock pursuant to the Holding Company Transaction.

Following the consummation of the Holding Company Transaction, iRhythm Holdings Common Stock will continue to trade on the Nasdaq Global Select Market (“Nasdaq”) on an uninterrupted basis under the ticker symbol “IRTC” with the same CUSIP number (450056106). The Nasdaq marketplace effective date of the Holding Company Transaction will be January 13, 2026, and on that date, stockholders will see the name change from iRhythm Technologies, Inc. to iRhythm Holdings, Inc. reflected in the Nasdaq marketplace. In addition, iRhythm Holdings expects the Holding Company Transaction to be reflected in the facilities of The Depository Trust Company on January 13, 2026. As a result of the Holding Company Transaction, iRhythm Holdings became the successor issuer to iRhythm pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and as a result, shares of iRhythm Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Immediately following the consummation of the Holding Company Transaction, on a consolidated basis, the assets, businesses, and operations of iRhythm Holdings are not materially different than the corresponding assets, business, and operations of iRhythm immediately prior to the consummation of the Holding Company Transaction.

The foregoing descriptions of the Merger Agreement and the Holding Company Transaction do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

First Supplemental Indenture

In connection with the Merger, on January 12, 2026, iRhythm, iRhythm Holdings, as guarantor, and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a first supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of March 7, 2024, between iRhythm and the Trustee (the “Indenture”), governing iRhythm’s 1.50% Convertible Senior Notes (the “Convertible Notes”) in order to (a) provide that, pursuant to Section 4.07(a) of the Indenture, (i) the right to convert each $1,000 principal amount of the Convertible Notes into the shares of iRhythm Common Stock shall be changed to a right to convert such principal amount of Securities into the number of shares of iRhythm Holdings Common Stock equal to the Conversion Rate (as defined in the Indenture); (ii) iRhythm shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Convertible Notes in accordance with Section 4.02 of the Indenture; (iii) any amount payable in cash upon conversion of the Convertible Notes in accordance with Section 4.02 of the Indenture shall continue to be payable in cash, (iv) any shares of iRhythm Common Stock that iRhythm would have been required to deliver upon conversion of the Securities in accordance with Section 4.02 of the Indenture shall instead be deliverable in shares of iRhythm Holdings Common Stock and (v) the Daily VWAP (as defined in the Indenture) shall be calculated based on the value of a share of iRhythm Holdings Common Stock; and (b) provide for the full and unconditional guarantee of the obligations of iRhythm under the Convertible Notes and the Indenture by iRhythm Holdings.

The foregoing description of the Supplemental Indenture does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.2 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under and/or incorporated by reference into the heading “First Supplemental Indenture” in Item 1.01 is incorporated hereunder by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

In connection with consummation of the Holding Company Transaction, iRhythm notified Nasdaq that the Merger had been completed. As noted above, iRhythm Holdings Common Stock will continue to trade on Nasdaq on an uninterrupted basis under the ticker symbol “IRTC,” which was the same symbol formerly used for iRhythm Common Stock, with the same CUSIP number (450056106). iRhythm intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a certificate on Form 15 requesting that iRhythm Common Stock be deregistered under the Exchange Act, and that iRhythm’s reporting obligations under Section 15(d) of the Exchange Act with respect to iRhythm Common Stock be suspended. Following the Holding Company Transaction, iRhythm Holdings will make filings with the SEC under iRhythm’s prior CIK (0001388658), and iRhythm will no longer make filings with the SEC.

The information set forth under and/or incorporated by reference into Items 1.01 and 5.03 is incorporated hereunder by reference.

Item 3.03 Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 5.03 is incorporated hereunder by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of iRhythm Holdings; Election of New Directors of iRhythm Holdings

The directors of iRhythm Holdings and their committee memberships and titles, which are listed below, are the same as the directors of iRhythm immediately prior to consummation of the Holding Company Transaction. Abhijit Talwalkar will continue to serve as Chairman of the Board of Directors of iRhythm Holdings.

Directors

Name	Age	Audit Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
Quentin Blackford	47	—	—	—
Abhijit Y. Talwalkar	61	—	M	M
C. Noel Bairey Merz, MD	70	—	M	—
Bruce G. Bodaken	74	—	M	C
Karen Ling	62	—	C	—
Karen McGinnis	59	M	—	—
Kevin O’Boyle	69	M	—	M
Brian Yoor	56	C	—	—

C Chair of Committee

M Member of Committee

From and after the Effective Time, the executive officers of iRhythm Holdings, who are listed below, were all executive officers of iRhythm immediately prior to consummation of the Holding Company Transaction.

Officers

Name	Age	Position
Quentin Blackford	47	President, Chief Executive Officer and Director
Daniel Wilson	44	Chief Financial Officer
Sean Freeman	50	Executive Vice President, Strategy and Corporate Development
Brian Lawrence, Ph.D.	56	Executive Vice President, Chief Technology Officer
Patrick Murphy	47	Chief Business Officer and Chief Legal Officer
Chad Patterson	44	Chief Commercial and Product Officer
Sumi Shrishrimal	47	Executive Vice President, Chief Risk Officer
Mervin Smith	50	Executive Vice President, Business Operations
Minang (Mintu) Turakhia, M.D., M.S.	51	Chief Medical, Chief Scientific Officer and Executive Vice President, Advanced Technologies

Biographical information about iRhythm Holdings’ directors and executive officers, other than as noted below, is included in iRhythm’s Definitive Proxy Statement filed with the SEC on April 16, 2025 (the “Definitive Proxy”) under the headings “Proposal No. 1 Election of Directors—Nominees for Director” and “Compensation Discussion & Analysis—Executive Officers”, and is incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of iRhythm Holdings.

Information regarding the compensation arrangements of iRhythm Holdings’ named executive officers, including Messrs. Blackford, Wilson, Murphy, Patterson and Turakhia, as well as iRhythm’s former Chief Financial Officer, Brice Bobzien, and regarding related party transactions pursuant to Item 404(a) of Regulation S-K is included in iRhythm’s Definitive Proxy under the headings “Compensation Discussion & Analysis” and “Certain Relationships and Related Party Transactions” and such sections are incorporated by reference herein.

Biographical Information

Karen McGinnis has served as a director of the company and a member of the Audit Committee since July 2025. In April 2021, Ms. McGinnis retired from Illumina, Inc., a leader in sequencing- and array-based solutions for genetic and genomic analysis, where she served as Chief Accounting Officer since November 2017. She also served as the Chief Executive Officer and President of Mad Catz Interactive Inc. from February 2016 to March 2017, the Chief Financial Officer of Mad Catz Interactive Inc. from June 2013 to February 2016 and served as the Chief Accounting Officer of Cymer, Inc. from November 2009 to June 2013. Previously, she served as Chief Accounting Officer for Insight Enterprises, Inc., from September 2006 until March 2009, its Senior Vice President of Finance from 2001through September 2006 and its Vice President of Finance from 2000 through 2001. Ms. McGinnis also currently serves on the boards of Alphatec Holdings, Inc., a provider of innovative solutions dedicated to revolutionizing the approach to spine surgery, and Absci Corporation, a clinical-stage biopharmaceutical company advancing breakthrough therapeutics with generative design. She previously served on the boards of Sonendo, Inc., a medical technology company and Biosplice Therapeutics, Inc., a clinical-stage biotechnology company. Ms. McGinnis is a Certified Public Accountant and earned her BBA in Accounting from the University of Oklahoma.

Kevin O'Boyle has served as a director of the company and a member of the Audit Committee and the Nominating and Governance Committee since July 2025. Kevin O'Boyle brings over 20 years of executive leadership experience, most notably as Executive Vice President and Chief Financial Officer at NuVasive, where he helped grow the company's market capitalization from $100 million to $2 billion. Under his financial leadership, NuVasive met or exceeded Wall Street expectations for 23 consecutive quarters while achieving an average compound annual growth rate of over 45 percent and expanding Wall Street research coverage from four to 24 analysts. His executive experience also includes CFO and COO roles at Advanced BioHealing, ChromaVision Medical Systems, and Albert Fisher. Mr. O'Boyle has served on the boards of directors of multiple public companies over the past decade, notably as Chairman of GenMark Molecular Diagnostics (acquired by Roche) and Audit Committee Chair roles at Wright Medical Group (acquired by Stryker), ZELTIQ (acquired by Allergan), and Nevro (acquired by Globus Medical). He currently serves as Audit Committee Chair at Outset Medical (NASDAQ: OM) and Carlsmed. Mr. O'Boyle holds a bachelor’s degree in accounting from Rochester Institute of Technology and completed executive management studies at UCLA Anderson School of Management.

Sean Freeman joined iRhythm as Executive Vice President of Strategy and Corporate Development in July 2025. Previously, Mr. Freeman served as Global Head of Strategy and Business Development at Ceramtec Group Ag., a global medical device manufacturer. In this role Mr. Freeman led the formation of strategic growth priorities and inorganic efforts at the company. Prior to CeramTec, he served as Senior Vice President of Strategy and Corporate Development at NuVasive, Inc., a medical device company. In this role, Mr. Freeman led global strategic planning, market intelligence and inorganic growth initiatives across the company. He was also tasked with leadership of the emerging markets commercial team, and the NuVasive Clinical Services business unit. Prior to NuVasive, Mr. Freeman was Head of M&A and Corporate Ventures at Life Technologies, a global life sciences tools business, where he directed M&A activities, strategic partnerships, and established and led a corporate venture practice. He holds an MBA from the Wharton School of the University of Pennsylvania, a BComm (Hons) from the University of the Witwatersrand, and is a CFA charterholder.

Brian Lawrence joined iRhythm as our Executive Vice President and Chief Technology Officer in April 2025. Prior to joining iRhythm, Dr. Lawrence served as Senior Vice President and Chief Technology Officer of Vapotherm, Inc. from December 2021 to April 2025, where he led the company’s global R&D, Innovation, Quality, Operations, and IT teams across the US, Asia, and Mexico. From May 2021 to December 2021, he was Chief Technology Officer & General Manager of Gravity Diagnostics, LLC, a diagnostics company, where he was responsible for technology and innovation programs across the company as well as new sustainable business unit development activities. Prior to joining Gravity Diagnostics, Dr. Lawrence served as Senior Vice President & Chief Technology Officer of Hillrom Holdings, Inc. (“Hillrom”), a medical device company, from December 2010 to May 2021. While at Hillrom, Dr. Lawrence was responsible for the global technology and innovation teams across a broad and diverse medical device portfolio. Prior to Hillrom, he served as Chief Technology Officer of Life Support Solutions, a division of GE Healthcare, where he was responsible for global engineering teams in anesthesia, ventilation, and maternal/infant care. Dr. Lawrence holds a Doctor of Philosophy, Electrical Engineering, from the Center for Research and Education in Optics and Lasers University of Central Florida, and a Master of Science, Electrical Engineering and a Bachelor of Science, Electrical Engineering from the Massachusetts Institute of Technology.

Outstanding Equity Plans, Awards and Related Arrangements

In connection with consummation of the Holding Company Transaction, on January 12, 2026, iRhythm and iRhythm Holdings entered into an Assignment and Assumption Agreement (the “Equity Compensation Plans Assignment Agreement”), pursuant to which, at the Effective Time, iRhythm assigned (including sponsorship of) to iRhythm Holdings, and iRhythm Holdings assumed (including sponsorship of) from iRhythm, all of iRhythm’s rights and obligations under (i) the iRhythm Technologies, Inc. 2016 Equity Incentive Plan, as amended (the “2016 Plan”) and all outstanding awards and award agreements thereunder and (ii) the iRhythm, Inc. 2016 Employee Stock Purchase Plan (as amended, the “ESPP” and, together with the 2016 Plan, the “Plans”).

The foregoing description of the Equity Compensation Plans Assignment Agreement does not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Equity Compensation Plans Assignment Agreement which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Holding Company Transaction, the Amended and Restated Certificate of Incorporation of iRhythm Holdings (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws of iRhythm Holdings (the “Amended and Restated Bylaws”) are the same as the certificate of incorporation and bylaws of iRhythm in effect immediately prior to consummation of the Holding Company Transaction, respectively, other than changes permitted by Section 251(g) of the DGCL. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 2026.

In addition, upon consummation of the Holding Company Transaction, iRhythm amended and restated its Amended and Restated Certificate of Incorporation (as so amended and restated, the “iRhythm Amended and Restated Charter”) by filing the iRhythm Amended and Restated Charter as an exhibit to the Certificate of Merger filed with the Secretary of State of the State of Delaware on January 12, 2026 in connection with the Merger (the “Certificate of Merger”), in order to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving iRhythm, other than the election or removal of directors, that requires for its adoption under the DGCL or the iRhythm Amended and Restated Charter the approval of the stockholders of iRhythm shall require the approval of the stockholders of iRhythm Holdings by the same vote as is required by the DGCL and/or the iRhythm Amended and Restated Charter.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, and the iRhythm Amended and Restated Charter do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, and the iRhythm Amended and Restated Charter, respectively, which are attached hereto as Exhibits 3.1, 3.2, and 3.3 respectively, and each incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

In connection with remarks to be made at the J.P. Morgan 44th Annual Healthcare Conference on Monday, January 12, 2026 (the “Conference”), beginning at 11:15 a.m. Eastern Time/8:15 a.m. Pacific Time, (i) iRhythm issued a press release on January 12, 2026 announcing preliminary fourth quarter 2025 highlights and business updates, including updated financial outlook for fiscal year 2025 and financial outlook for fiscal year 2026 and (ii) iRhythm Holdings intends to present an investor presentation at the Conference on January 12, 2026. A copy of the press release is attached as Exhibit 99.1 and a copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Description of Securities Registered Pursuant to Section 12 of the Exchange Act

The description of iRhythm Holdings’ securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of iRhythm’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of iRhythm Holdings’ filings with the SEC pursuant to the Securities Act or the Exchange Act, and the rules and forms promulgated thereunder.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Some of these forward-looking statements relate to future events and expectations and can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of those words or other comparable terminology. Such forward-looking statements speak only as of the time they are made and are subject to various risks and uncertainties and iRhythm Holdings claims the protection afforded by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including, but not limited to, statements regarding iRhythm Holdings’ ability to complete the Holding Company Transaction, the impacts of the Holding Company Transaction, iRhythm Holdings’ ability to realize the expected benefits of Holding Company Transaction, and iRhythm’s obligations pursuant to agreements related to the consummation of the Holding Company Transaction, as well as statements regarding financial guidance, market opportunity, ability to penetrate the market, anticipated productivity and quality improvements and expectations for growth, are not guarantees of future performance and involve risks and uncertainties that may cause iRhythm Holdings’ actual results to differ materially from iRhythm Holdings’ expectations discussed in the forward-looking statements. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond iRhythm Holdings’ control, including without limitation: the effect of the announcement of the Holding Company Transaction on iRhythm Holdings’ business generally, unexpected issues that arise following completion of the Holding Company Transaction, market reaction to the announcement, updates on and completion of the Holding Company Transaction, and those risks described in the section entitled “Risk Factors” and elsewhere in iRhythm Holdings’ reports filed from time to time with the SEC, including those in iRhythm Holdings’ most recent filings on Form 10-K, Form 10-Q and other SEC filings. Except as may be required by applicable law, iRhythm Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of January 12, 2026 among iRhythm Technologies, Inc., iRhythm Holdings, Inc. (f/k/a LTCM Holdings, Inc.), and LTCM Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of iRhythm Holdings, Inc.

3.2	Amended and Restated Bylaws of iRhythm Holdings, Inc.

3.3	Certificate of Merger.

4.1	Description of Securities.

4.2	Supplemental Indenture, dated as of January 12, 2026, between iRhythm Technologies, Inc., iRhythm Holdings, Inc. and U.S. Bank Trust Company, National Association.

10.1	Assignment and Assumption Agreement, dated as of January 12, 2026, between iRhythm Technologies, Inc. and iRhythm Holdings, Inc.

99.1	Press release dated January 12, 2026.

99.2	J.P. Morgan Presentation (January 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: January 12, 2026	By:	/s/ Daniel Wilson
Daniel Wilson
Chief Financial Officer